Portland General Electric EARNINGS CONFERENCE CALL FIRST QUARTER 2021 Exhibit 99.2

Cautionary statement 2 Information Current as of April 30, 2021 Except as expressly noted, the information in this presentation is current as of April 30, 2021 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, which could affect the access to and availability of cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; the outcome of various legal and regulatory actions; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; cyber security breaches of the Company's customer information system or operating systems, data security breaches, or acts of terrorism, which could disrupt operations, require significant expenditures, or result in claims against the Company; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; the impact of the recommendations on the Company and its operations based on the review conducted by the Special Committee of the Board of Directors relating to energy trading losses, the time and expense incurred in implementing the recommendations of the Special Committee, and any reputational damage to the Company relating to the matters underlying the Special Committee’s review; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements.

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Financial results • Storm update • Business growth • ESG commitments Financial Update Jim Ajello, Senior VP of Finance, CFO and Treasurer • Economic recovery • First quarter 2021 earnings drivers • Regulatory update • Capital investments • Liquidity and financing

$1.07 Q1 Q2 Q3 Q4 Quarterly Diluted EPS $0.91 $0.43 $(0.19) $0.57 Q1 Q2 Q4 Quarterly Diluted EPS (1) After adjusting for the net effects of the previously disclosed energy trading loss ($1.03), PGE’s non-GAAP diluted EPS was $0.84 and $2.75 for the three- month quarter ended September 30, 2020 and full-year ended December 31, 2020, respectively. See the Appendix for additional detail on non-GAAP financial measures (2) Estimates based on 2021 earnings guidance First quarter 2021 financial results 4 2021 Earnings Guidance $2.55 - $2.70 Q1 2021 Q1 2020 Net income (in millions) $96 $81 Diluted earnings per share (EPS) $1.07 $0.91 Reaffirming • 2021 earnings guidance of $2.55 to $2.70 per diluted share • 4% to 6% long-term EPS growth, 2019 base year • 5% to 7% long-term dividend growth • 2021 load growth of 1% to 1.5%, long-term load growth of 1% $0.84(1) GAAP 2020 Diluted EPS $1.72 Non-GAAP 2020 Diluted EPS(1) $2.75 $1.48 - $1.63(2) Q3 GAAP EPS Non-GAAP EPS

5 Retail Revenues Net variable power costs Operating and administrative expense Depreciation and amortization expense Tax expense Q1 2021 EPS Non- qualified benefit trust Q1 2020 EPS First quarter 2021 earnings bridge

February 2021 storms Historic storms • In February a historic set of storms involving heavy snow, winds and ice impacted PGE’s service territory • Restored power to nearly half of customer base • Oregon Governor Kate Brown declared a state of emergency on February 13 Financial impact and regulatory recovery • Through March 31, PGE incurred an estimated $87 million in incremental costs due to the storms, of which $33 million were capital, and $54 million were operating expenses associated with transmission and distribution • PGE is authorized to collect $4 million annually from retail customers to cover incremental expenses related to major storm damages and can defer any amount not used. In response to these storms, PGE exhausted its $9 million balance in this account • After accounting for storm deferral tracking mechanisms already in place, the cumulative incurred operating and maintenance expenses from the February storm damage are $45 million as of March 31 • PGE expects to incur and defer additional costs subsequent to the storm • PGE does not expect an OPUC decision on the February storm deferral until sometime during 2022 6

Capital Planning $100 $80 $80 $80 $80 $400 $385 $385 $385 $385 $100 $85 $85 $85 $85 $100 2021 2022 2023 2024 2025 Generation Transmission and Distribution General Business and Technlogy Integrated Operations Center $700 $550 $550 $550 7 $550 Note: Capital expenditures exclude allowance for funds used under construction. Dollar values in millions. These are projections based on assumptions of future investment.

8 Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Actual and Expected 2021 financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt - - - $350 Short-term debt $200 - - - Credit Facilities $500 Letters of Credit $145 Cash $135 Total Liquidity: $780 million as of March 31, 2021 (dollars in millions) Liquidity and financing

Appendix

(1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate Management believes that excluding the effects of the previously disclosed energy trading losses provides a meaningful representation of the Company’s comparative dilutive earnings per share. The Company has adjusted diluted EPS to maintain comparability between periods. The net effect of the energy trading losses was $1.03 per diluted share for the three-month quarter ended September 30, 2020 and for the year ended December 31, 2020, respectively. PGE’s reconciliation of non-GAAP diluted EPS in 2020 is below: 10 Non-GAAP Diluted EPS Reconciliation Three months ended September 30, 2020 Year ended December 31, 2020 GAAP $(0.19) $1.72 Exclusion of certain trading losses 1.42 1.42 Tax effect (1) (0.39) (0.39) Non-GAAP $0.84 $2.75 Non-GAAP Financial Measures